Carey International, Inc.                                         Exhibit (c)(2)
--------------------------------------------------------------------------------

                               Presentation to:


                           Carey International, Inc.
                              Board of Directors



                                     CAREY

                                 July 15, 2000
                      Benedetto, Gartland & Company, Inc.

--------------------------------------------------------------------------------

Carey International, Inc.
--------------------------------------------------------------------------------
Valuation Summary



                                                               Offer Price
                                      Value Per Share    Premium/(Discount)/(a)/
                                     ------------------  -----------------------

Public Market Valuation               $15.00 - $17.00          21.7% -  7.4%

Discounted Cash Flow Analysis         $15.00 - $16.00          21.7% - 14.1%

M&A Transaction Comparables           $14.00 - $15.00          30.4% - 21.7%

Hypothetical Stock Price              $14.00 - $16.00          30.4% - 14.1%

_______________
(a) Assumes offer price of $18.25.

_______________________________________________________________________________
 -1-                                          Benedetto, Garland & Company, Inc.

Carey International, Inc.
--------------------------------------------------------------------------------
Potential Transaction Analysis
(Dollars in millions, except per share data)

                                                                                                   Enterprise Value to
                                                                                    -------------------------------------------
  Share   Premium to Market Price    Market      Enterprise         P/E Multiple           EBITDA                  EBIT
          -----------------------                               ------------------- ---------------------    ------------------
  Price   Current        6/29/2000    Value (a)     Value (b)     LTM (c)   2000P (d)   LTM (e)   2000P (f)    LTM (g)  2000P (h)
  -----   -------        ---------   ---------     ---------     -------   --------- ---------   ---------    -------  ---------
  $17.25    15.5%          63.6%      $169.4        $218.4        14.6x      11.8x     7.2x         5.7x       9.8x       7.6x
   17.50    17.2%          65.9%       171.9         220.9        14.8x      12.0x     7.3x         5.8x       9.9x       7.6x
   17.75    18.8%          68.3%       174.3         223.3        15.0x      12.1x     7.4x         5.8x      10.0x       7.7x
   18.00    20.5%          70.7%       176.8         225.8        15.2x      12.3x     7.5x         5.9x      10.1x       7.8x
-------------------------------------------------------------------------------------------------------------------------------
   18.25    22.2%          73.0%       179.2         228.2        15.4x      12.5x     7.6x         6.0x      10.2x       7.9x
-------------------------------------------------------------------------------------------------------------------------------
   18.50    23.8%          75.4%       181.7         230.7        15.6x      12.6x     7.6x         6.0x      10.3x       8.0x
   18.75    25.5%          77.8%       184.1         233.1        15.8x      12.8x     7.7x         6.1x      10.5x       8.1x
   19.00    27.2%          80.1%       186.6         235.6        16.1x      13.0x     7.8x         6.1x      10.6x       8.2x
   19.25    28.9%          82.5%       189.1         238.1        16.3x      13.2x     7.9x         6.2x      10.7x       8.2x

7/14/2000
---------
  $14.94                              $146.7        $195.7        12.6x      10.2x     6.5x         5.1x       8.8x       6.8x

06/29/2000 - Announcement Date
----------
  $10.55                              $103.6        $152.6         8.9x       7.2x     5.1x         4.0x       6.8x       5.3x


--------------------------------------------
(a) Based on 9.821 million shares outstanding.
(b) Market Value plus net debt of  $49.0 million
(c) Based on LTM actual EPS of  $1.18.
(d) Based on projected 2000 EPS of $1.46 per management budget with acquisitions.
(e) Based on actual LTM EBITDA of $30 million.
(f) Based on projected 2000 EBITDA of $38 million per management budget with acquisitions.
(g) Based on actual LTM EBIT of $22 million.
(h) Based on projected 2000 EBIT of $29 million per management budget with acquisitions.

________________________________________________________________________________
 -2-                                         Benedetto, Gartland & Company, Inc.

Carey International Inc.
-----------------------------------------------------------------------------------------------------------------

Comparable Public Company Trading Analysis

Transportation Services Companies
                                         % Below/Above     Market   Enterprise         Market Value as Multiple of:
                                                                                ----------------------------------------------
                             Stock Price    52-week         Value     Value       LTM     Cal. 2000 Cal. 2001  Common   Cash
   Company                   14-Jul-00    High - Low      (in mil)   (in mil)     EPS      EPS (1)   EPS (1)   Equity   Flow
   ------------------------------------- -------------    --------  ----------  -------   --------- ---------  ------  -------
   Central Parking Corp.      24   5/8   31.2% -  71.3%     $899      $1,355     29.5x      20.9x     17.4x     2.5x    12.4x
   Miller Industries, Inc.     1   3/4   65.9% -   0.0%       82         206       NM         NM        NM      0.4      3.5
   Aviation Sales Company      6   3/8   85.7% -  82.1%       96         539       NM         NM        NM      0.4       NM
   Rural/Metro Corp.           1   3/4   83.5% -  55.6%       26         333     15.6         NM        NM      0.2      0.7
   United Road Services, Inc.  3         95.9% - 500.0%        5         134       NM         NM        NM      0.0       NM
                              ------------------------------------------------------------------------------------------------
                              Mean                                               22.6x      20.9x     17.4x     0.7x     5.6x
                              Median                                             22.6x      20.9x     17.4x     0.4x     3.5x
                              ------------------------------------------------------------------------------------------------

Industry Consolidators
                                         % Below/Above     Market   Enterprise         Market Value as Multiple of:
                                                                                ----------------------------------------------
                             Stock Price    52-week         Value     Value       LTM     Cal. 2000 Cal. 2001  Common   Cash
   Company                   14-Jul-00    High - Low      (in mil)   (in mil)     EPS      EPS (1)   EPS (1)   Equity   Flow
   ------------------------------------- -------------    --------  ----------  -------   --------- ---------  ------  -------
  NCO Group, Inc.             26   1/16  52.5% - 51.1%      $667      $957       16.6x      13.8x     11.1x     1.9x    10.2x
  FYI Incorporated            35   9/16   0.5% - 46.6%       534       649       20.9       18.5      15.8      2.7     12.8
  Comfort Systems USA, Inc.    4   3/4   74.5% - 31.0%       178       486        4.7        4.0       3.7      0.4      2.8
  Consolidated Graphics, Inc. 12   1/8   75.8% - 29.3%       173       413        4.7        5.0       4.1      0.6      2.2
  Navigant International      11   1/8   11.0% - 87.4%       155       297       10.4        9.4       8.0      1.2      6.5
  Lason, Inc.                 2   13/32  95.2% -  6.9%        47       378         NM         NM       NM       0.1      1.9
                           -------------------------------------------------------------------------------------------------
                           Mean                                                  11.5x      10.1x      8.6x    1.2x      6.1x
                           Median                                                10.4x       9.4x      8.0x    0.9x      4.6x
                           -------------------------------------------------------------------------------------------------
All Comparables
                           ------------------------------------------------------------------------------------------------
                           Mean                                                  14.6x      11.9x     10.0x    1.0x      5.9x
                           Median                                                15.6x      11.6x      9.6x    0.4x      3.5x
                           -------------------------------------------------------------------------------------------------
CARY Valuation Parameter                                                        $1.18      $1.34     $1.67   $98.4     $22.7

                                                                           -------------------------------------------------
Implied CARY Share Price based on All Comparables (2)                          $17.32     $16.00    $16.72   $9.67    $13.65
                                                                               $18.50     $15.56    $15.93   $4.40     $8.07
                                                                           -------------------------------------------------

 Carey International, Inc. 14 15/16      44.7%- 129.8%      $147      $196       12.6x      11.1x      9.0x    1.5x      6.5x

Transportation Services Companies

                                                                                Ent. Val. as a Multiple of:    5 Year
                                                                                ---------------------------
                                                                                  LTM      LTM      LTM      EPS Growth
   Company                                                                       Revenue   EBIT     EBITDA   Proj. (1)
   -----------------------------                                                --------  -------  -------  ----------
   Central Parking Corp.                                                         1.82x     16.8x    10.5x     20.0%
   Miller Industries, Inc.                                                       0.36        NM       NM      30.0%
   Aviation Sales Company                                                        0.79        NM       NM      27.5%
   Rural/Metro Corp.                                                             0.58       9.7      4.9      20.0%
   United Road Services, Inc.                                                    0.51        NM       NM      19.0%

                                                                                --------------------------------------
                                                                                 0.81x     13.2x     7.7x     23.3%
                                                                                 0.58x     13.2x     7.7x     20.0%
                                                                                --------------------------------------
Industry Consolidators

                                                                                Ent. Val. as a Multiple of:    5 Year
                                                                                ---------------------------
                                                                                  LTM      LTM      LTM      EPS Growth
   Company                                                                       Revenue   EBIT     EBITDA   Proj. (1)
   -----------------------------                                                --------  -------  -------  ----------
   NCO Group, Inc.                                                               1.75x     10.8x     8.3x     28.0%
   FYI Incorporated                                                              1.66      13.4     10.1      20.7%
   Comfort Systems USA, Inc.                                                     0.34       5.4      4.2       6.5%
   Consolidated Graphics, Inc.                                                   0.71       5.3      3.9      20.0%
   Navigant International                                                        1.20       9.4      7.1      18.0%
   Lason, Inc.                                                                   0.73        NM       NM      27.2%
                                                                                --------------------------------------
                                                                                 1.06x      8.9x     6.7x     20.1%
                                                                                 0.96x      9.4x     7.1x     20.4%
                                                                                --------------------------------------

All Comparables
                           -------------------------------------------------------------------------------------------
                           Mean                                                  0.95x     10.1x     7.0x     21.5%
                           Median                                                0.96x      9.7x     7.1x     20.0%
                           -------------------------------------------------------------------------------------------
CARY Valuation Parameter                                                       $225.3     $22.3    $30.2

                                                                               --------------------------
Implied CARY Share Price based on All Comparables (2)                          $16.78    $18.00   $16.55
                                                                               $11.65    $17.09   $16.83
                                                                               -------------------------

                                                                                 0.87x     8.8x     6.5x      24.3%


   ------------------------
   Note: Excludes multiples which are not meaningful, negative, or denoted with an *
   (1) Source: IBES. Where 2000/2001 estimates not available, estimate calculated by growing previous year estimate at 5-year projected growth rate or historical quarterly growth.
   (2) Based on 9.821 million shares outstanding. Share prices based on Enterprise Value (Revenue, EBIT, EBITDA) are less net debt of $49.0 mil
--------------------------------------------------------------------------------
-3-                                          Benedetto, Gartland & Company, Inc.

Carey International, Inc.
-----------------------------------------------------------------------------------------------------------------------------

Discounted Cash Flow Analysis                                         8% Internal Growth Rate, $40.0 Million Acquired Revenue
(dollars in millions, except per share data)


                                 Fiscal Year Ending November 30,             Projected Fiscal Year Ended November 30, (a)
                                --------------------------------             --------------------------------------------
                                    1997       1998       1999                 2000      2001     2002     2003    2004
                                --------------------------------             --------------------------------------------
Sales                              $86.4     $123.2     $191.1                $261.6     $307.5   $373.3  $444.4  $521.1
EBITDA                              11.9       18.2       28.0                  38.3       45.1     54.7    65.1    76.4
Less:  Depreciation                 (2.0)      (2.5)      (3.8)                 (5.5)      (6.9)    (7.4)   (7.7)   (8.1)
                                --------------------------------             --------------------------------------------
EBITA                                9.9       15.8       24.2                  32.8       38.2     47.3    57.4    68.3
Less: Taxes @ 41.5%                 (4.1)      (6.5)     (10.1)                (13.6)     (15.9)   (19.6)  (23.8)  (28.4)
                                --------------------------------             --------------------------------------------
Tax-effected EBITA                   5.8        9.2       14.2                  19.2       22.4     27.7    33.6    40.0

Plus:  Depreciation                                                              5.5        6.9      7.4     7.7     8.1
Plus:  Change in
  Deferred Taxes                                                                 0.0        0.0      0.0     0.0     0.0
Less:  Capital/
  Acquisition
  Expenditures                                                                 (64.3)     (34.6)   (32.0)  (32.0)  (32.0)
Less:  Changes in
  Working Capital                                                               (2.4)      (1.8)    (2.6)   (2.8)   (3.0)
                                --------------------------------             --------------------------------------------
Free Cash Flow                                                                ($42.0)     ($7.2)    $0.5    $6.5   $13.0


                                    A         +                     B                     =                C
                                ----------           ---------------------------------           -----------------------

                                Discounted (b)          PV of Terminal Value as a
                                Cash Flows              Multiple of 2004 EBITDA (c)                Enterprise Value (d)
                                                     ---------------------------------           -----------------------
Discount Rate                   (2000-2004)             5.5x       6.5x       7.5x                 5.5x    6.5x   7.5x
----------------                ----------           ---------------------------------           -----------------------

           15.0%                  ($31.5)               $208.9     $246.9     $284.8              $177.4  $215.4  $253.3
           15.5%                   (31.5)                204.4      241.6      278.7               172.9   210.1   247.2
           16.0%                   (31.5)                200.0      236.4      272.8               168.5   204.9   241.3
           16.5%                   (31.5)                195.8      231.4      267.0               164.3   199.9   235.5
           17.0%                   (31.5)                191.6      226.5      261.3               160.1   195.0   229.8

                  -      D          +         E          =                     F
                    ------------          -----------           ---------------------------------
                                                                                                            Value Per Diluted
                       Net Debt               Equity                   Total Equity Value                       Share (f)
                                                                ---------------------------------        -----------------------
Discount Rate       5/31/00 (e)           Investments               5.5x       6.5x       7.5x            5.5x     6.5x    7.5x
----------------    -----------           -----------           ---------------------------------        -----------------------

           15.0%          $25.9                 $0.0               $151.5     $189.5     $227.5           $12.98  $16.24  $19.49
                                                                                                                  ------
           15.5%           25.9                  0.0                147.0      184.2      221.3            12.60   15.79   18.97
           16.0%           25.9                  0.0                142.7      179.0      215.4            12.23   15.34   18.46
           16.5%           25.9                  0.0                138.4      174.0      209.6            11.86   14.91   17.96
                                                                                                                  ------
           17.0%           25.9                  0.0                134.3      169.1      203.9            11.51   14.49   17.48
                                                                                                         -----------------------

______________________
(a) Projections based on BGC and management estimates.
(b) Present values calculated as of latest fiscal year end.
(c) Based on current public market Enterpise Value/EBITDA trading muliptle of 6.5x.
(d) Discounted 5 years; based on 2004 EBITDA of $76.4 million.
(e) Includes option proceeds of:   $23.1
(f) Based on 11.667 million diluted shares outstanding as of May 31, 2000.


--------------------------------------------------------------------------------
  -4-                                        Benedetto, Gartland & Company, Inc.

Carey International, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

Discounted Cash Flow Analysis                                             12% Internal Growth Rate, $60.0 Million Acquired Revenue
(dollars in millions, except per share data)

                                         Fiscal Year Ending November 30,            Projected Fiscal Year Ended November 30, (a)
                                        ---------------------------------    -------------------------------------------------------
                                             1997       1998       1999           2000       2001       2002       2003       2004
                                        ---------------------------------    -------------------------------------------------------
Sales                                       $86.4     $123.2     $ 191.1        $261.6     $330.5     $432.8     $547.5     $675.9
EBITDA                                       11.9       18.2        28.0          38.3       48.4       63.4       80.2       99.1
Less:  Depreciation                          (2.0)      (2.5)       (3.8)         (5.5)      (6.9)      (7.4)      (7.7)      (8.1)
                                        ---------------------------------    -------------------------------------------------------
EBITA                                         9.9       15.8        24.2          32.8       41.6       56.1       72.5       91.0
Less: Taxes @          41.5%                 (4.1)      (6.5)      (10.1)        (13.6)     (17.3)     (23.3)     (30.1)     (37.8)
                                        ---------------------------------    -------------------------------------------------------
Tax-effected EBITA                            5.8        9.2        14.2          19.2       24.3       32.8       42.4       53.2

Plus:  Depreciation                                                                5.5        6.9        7.4        7.7        8.1
Plus:  Change in Deferred Taxes                                                    0.0        0.0        0.0        0.0        0.0
Less:  Capital/Acquisition Expenditures                                          (64.3)     (49.6)     (47.0)     (47.0)     (47.0)
Less:  Changes in Working Capital                                                 (2.4)      (2.7)      (4.0)      (4.5)      (5.1)
                                        ---------------------------------    -------------------------------------------------------
Free Cash Flow                                                                  ($42.0)    ($21.2)    ($10.9)     ($1.4)      $9.2




                                            A          +                     B               =                     C
                                        -----------        ------------------------------        --------------------------------

                                        Discounted (b)          PV of Terminal Value as a
                                        Cash Flows              Multiple of 2004 EBITDA (c)            Enterprise Value (d)
                                                           ---------------------------------     -------------------------------
Discount Rate                           (2000-2004)            5.5x       6.5x       7.5x          5.5x       6.5x        7.5x
-----------------------                 -----------        ---------------------------------     -------------------------------
                 17.5%                     ($54.4)            $243.3     $287.5     $331.7        $188.9     $233.1     $277.4
                 18.0%                      (54.1)             238.2      281.5      324.8         184.1      227.4      270.7
                 18.5%                      (53.8)             233.2      275.6      318.0         179.4      221.8      264.2
                 19.0%                      (53.5)             228.3      269.8      311.4         174.8      216.3      257.9
                 19.5%                      (53.2)             223.6      264.2      304.9         170.4      211.0      251.7


                         -       D          +          E          =              F
                            ------------           ------------          ------------------------
                               Net Debt                Equity             Total Equity Value          Value Per Diluted Share (f)
                                                                      ----------------------------    ----------------------------
Discount Rate                5/31/00 (e)           Investments            5.5x      6.5x     7.5x        5.5x       6.5x     7.5x
-----------------------      -----------           -----------        ----------------------------    -----------------------------
                 17.5%            $25.9                  $0.0          $163.0     $207.3   $251.5      $13.97     $17.76    $21.56
                                                                                                              -----------
                 18.0%             25.9                   0.0           158.2      201.5    244.8       13.56      17.27     20.98
                 18.5%             25.9                   0.0           153.5      195.9    238.3       13.16      16.79     20.43
                 19.0%             25.9                   0.0           148.9      190.5    232.0       12.77      16.32     19.88
                                                                                                              -----------
                 19.5%             25.9                   0.0           144.5      185.1    225.8       12.38      15.87     19.35
                                                                                                        ---------------------------

----------------------------------------
(a)  Projections based on BGC and management estimates.
(b)  Present values calculated as of latest fiscal year end.
(c) Based on current public market Enterpise Value/EBITDA trading muliptle of 6.5x.
(d)  Discounted 5 years; based on 2004 EBITDA of $99.1 million.
(e)  Includes option proceeds of: $23.1
(f)  Based on 11.667 million diluted shares outstanding as of May 31, 2000.


--------------------------------------------------------------------------------
    -5-                                      Benedetto, Gartland & Company, Inc.

Carey International, Inc.
--------------------------------------------------------------------------------

Analysis of Weighted Average Cost of Capital

    Assumptions
    -------------------------------------------------------------------------------------------------------------------------------
    Three Month Treasury Bill (at 7/14/00)                5.98%              Estimated Future Market Return (b)              13.59%
    Ten Year Government Bond (at 7/14/00)                 6.09%              Estimated Future Risk Free Rate (c)              4.69%
                                                                                                                        -----------
    Historical Spread Between Long Bond & Bill (a)        1.40%              Estimated Differential                           8.90%
    Historical Spread Between Long Bond & S&P500 (a)      7.50%              Small Cap Premium (a)                            4.20%
    -------------------------------------------------------------------------------------------------------------------------------

                                         ------------------------------------------------------------------------------------------
                                           Levered           Tax          Net Debt to     Unlevered       Levered        Unlevered
    Comparable Companies                   Beta (d)          Rate         Equity (e)       Beta (f)        Return          Return
    ---------------------------          ------------    -------------    -----------    ------------    -----------     ----------
    Carey International, Inc.               1.70                41.5%          33.4%            1.42          19.8%           17.3%
    Central Parking Corp.                   1.10                41.5%          50.6%            0.85          14.5%           12.2%
    NCO Group, Inc.                         1.97                41.5%          43.3%            1.57          22.2%           18.7%
    FYI Incorporated                        0.80                41.5%          21.5%            0.71          11.8%           11.0%
    Consolidated Graphics, Inc.             0.85                41.5%         139.5%            0.47          12.3%            8.9%
    Navigant International                  1.03                41.5%          91.5%            0.67          13.9%           10.7%
                                         ------------    -------------    -----------    ------------    -----------     ----------
         Average                            1.24                41.5%          63.3%            0.95          15.7%           13.1%

                                                      -----------------------------------------------------------------------------
                     Net Debt/Equity                            Cost of Equity at Various Unlevered Beta and Capital Rates
                                                      -----------------------------------------------------------------------------
                    Capital Structures                       0.47            0.71             0.95           1.26             1.57
                    ------------------                -------------    ------------     ------------    -----------      ----------
                        0.0%                                 13.1%           15.2%            17.3%          20.1%            22.9%
                       10.0%                                 13.3%           15.6%            17.8%          20.8%            23.7%
                                                                                        ---------------------------
                       20.0%                                 13.5%           15.9%            18.3%          21.4%            24.5%
                       30.0%                                 13.8%           16.3%            18.8%          22.1%            25.3%
                                                                                        ---------------------------
                       40.0%                                 14.0%           16.7%            19.3%          22.7%            26.1%
                       50.0%                                 14.3%           17.0%            19.8%          23.4%            27.0%

                                                      -----------------------------------------------------------------------------
               Net Debt/Capitalization  Est. Cost     Weighted Average Cost of Capital at Various Unlevered Beta and Capital Rates
                                                      -----------------------------------------------------------------------------
                  Capital Structures    of Debt              0.47            0.71             0.95           1.26             1.57
                  ------------------    -------       -------------    ------------     ------------    -----------      ----------
                        0.0%                9.00%            13.1%           15.2%            17.3%          20.1%            22.9%
                        9.1%                9.20%            12.6%           14.6%            16.7%          19.4%            22.0%
                                                                                       ---------------------------
                       16.7%                9.40%            12.2%           14.2%            16.2%          18.8%            21.3%
                       23.1%                9.70%            11.9%           13.8%            15.8%          18.3%            20.8%
                                                                                       ---------------------------
                       28.6%               10.00%            11.7%           13.6%            15.5%          17.9%            20.3%
                       33.3%               10.40%            11.5%           13.4%            15.2%          17.6%            20.0%

    _______________________________________________
    *  Excluded from averages.
    (a)  Source:  Ibbottson & Sinquefeld 1999 Yearbook.
    (b) Thirty year government bond yield plus the historical spread between the long bond and the S&P 500.
    (c) Thirty year government bond yield less the historical spread between the long bond and the three month bill.
    (d) Based on five year historical (or all available) data using the S&P 500 as a proxy for the market. Source: Market Guide.com.
    (e)  Book Value of Net Debt to Market Value of Equity.
    (f)  Unlevered beta equals (Levered Beta/(1 + ((1 - Tax Rate) *
         Debt/Equity)).

    ----------------------------------------------------------------------------
    -6-                                       Benedetto, Gartland & Company Inc.

Carey International, Inc.
--------------------------------------------------------------------------------
M & A Transaction Analysis - Selected Service Providers
(Dollars in millions, except per share data)

   Date         Date                                                                                       Equity     Enterprise
 Announced    Effective    Acquiror Name             Target Name              Business Description          Value        Value
-----------  -----------   -------------             -----------              --------------------          -----        -----
 06/08/1999   07/26/1999   Stagecoach Holdings,      Coach USA Inc.           Provides transportation      $1,140.7   $1,778.7
                           plc                                                services
 10/19/1998   03/16/1999   Laidlaw Inc.              Greyhound Lines          Transit services                390.8      722.7
 01/17/2000   04/28/2000   Wesco Holdings Midwest    Cort Business Services   Furniture rental services       384.6      477.2
                                                     Corp.
 02/22/2000   05/05/2000   Airtours, plc             Travel Services          Distr. of  travel               368.5      356.9
                                                     International            services (internet)
                                                                                                          ----------------------
 09/02/1998   12/10/1998   Rent-Way Inc.             Home Choice Holdings     Equipment rental services       231.5      295.7
 09/06/1999   12/01/1999   Amdocs Ltd.               International Telecom.   Computerized billing            226.1      186.5
                                                     Data, Inc.               services
 03/03/1997   05/30/1997   Flserve Inc.              BHC Financial Inc.       Data processing services        212.1      236.8
 03/17/2000      Pending   Investor Group            Neff Corporation         Equipment rental services       190.5      670.1
 12/23/1997   04/01/1998   Outsourcing Solutions     Union Corp.              Adjustment collection           182.7      151.0
                           Inc.                                               services
 02/11/1998   06/10/1998   Apollo Management         MTL Inc.                 Tank truck carrier              181.8      238.5
                                                                              services
 06/07/1999   09/30/1999   Yellow Corp.              Jevic Transportation     Provides trucking               154.5      193.7
                                                     Inc.                     services
                                                                                                          ----------------------
 08/14/1996   11/07/1996   OSI Holdings Corp.        Payco American Corp.     Credit collection               142.2      125.8
                                                                              services
 02/10/1999   03/22/1999   GlobeGround GmbH          Hudson General Corp      Aviation services               132.6      116.8
 03/08/1999   06/24/1999   Anteon Corp.              Analysis & Technology    Provide engineering             108.2      115.3
                                                     Inc.                     services
 10/17/1997   02/27/1998   Weiss, Peck & Greer       ATC Group Services Inc.  Engineering services             93.7      129.2
                           LLC
 11/26/1997   02/25/1998   J.W. Childs Equity        Universal Hospital       Medical equipment rental         84.9      118.4
                           Partners LP               Services                 services

                                                                              ---------------------------------------------------
Statistics for Deals with Equity Values ranging from $150-$250 (in red)       Average                      $  197.0   $  281.8
                                                                              Median                          190.5      236.8
                                                                              ---------------------------------------------------


CARY Valuation Parameter

                                                                              ---------------------------------------------------
Implied CARY Share Price based on Comparable M&A Transactions (1)             Average
                                                                              Median
                                                                              ---------------------------------------------------
                             Equity Value         Offer Price Premium to
  Enterprise Value to LTM       to LTM         Pre-Announcement Stock Price
--------------------------  --------------    ------------------------------
   EBITDA           EBIT        Net Inc.       1 Day     1 Week     4 Weeks
   ------           ----        --------       -----     ------     -------
    9.3x           13.6x         20.8x         35.2%      40.6%      62.7%
    9.0x           15.6x         20.7x         33.3%      79.3%      42.5%
    4.4x            8.9x         13.9x         63.5%      66.5%      62.9%
   15.7x           24.8x         43.0x         46.5%      62.5%      86.5%
-----------------------------------------------------------------------------
    3.0x            6.0x            NM          7.2%       4.1%       7.7%
    4.0x            7.1x         13.5x         61.0%      66.1%      61.0%
    7.3x            7.8x         11.6x         67.5%      60.0%      82.3%
    5.4x            8.3x            NM          9.9%      34.6%      25.2%
    7.9x           10.3x            NM         14.5%      13.5%      23.5%
    6.5x           11.8x         18.0x         37.9%      38.5%      56.1%
    5.8x           10.9x         16.1x         30.2%      45.5%      51.4%
-----------------------------------------------------------------------------
    4.3x           14.1x         30.6x         19.1%      17.9%      60.0%
    5.5x            9.2x         11.1x         21.6%      38.2%      52.0%
    8.7x           11.6x         23.0x         18.9%      16.2%      23.8%
    8.3x           10.7x         19.3x          0.0%      (8.1%)     10.3%
    4.5x           11.5x         20.1x         29.2%      29.2%      25.3%

-----------------------------------------------------------------------------
    5.1x            8.9x         14.8x         32.6%      37.5%      43.9%
    5.4x            8.3x         14.8x         30.2%      38.5%      51.4%
-----------------------------------------------------------------------------


 $ 30.2          $ 22.3        $ 12.0        $10.55     $11.25     $ 9.06

-----------------------------------------------------------------------------
 $10.60          $15.21        $18.11        $13.99     $15.47     $13.04
 $11.76          $13.87        $18.12        $13.74     $15.58     $13.72
-----------------------------------------------------------------------------

_____________________________
Source: SEC Filings and Securities Data Corporation.

(1) Based on 9.821 million shares outstanding. Share prices based on Enterprise Value (Revenue, EBIT, EBITDA) are less net debt of $49.0 million. CARY share price information reflects 6/29/00 announcement date.

--------------------------------------------------------------------------------
-7-                                          Benedetto, Gartland & Company, Inc.

Carey International, Inc.
--------------------------------------------------------------------------------
Hypothetical Stock Price Analysis                8% Internal Growth Rate, $40.0
                                                 Million Acquired Revenue

(Dollars in millions, except per share data)

                                                            Year ending on or about November 30,
                                    -----------------------------------------------------------------------------------------------
                                              Historical                                          Projected (a)
                                    -----------------------------------------------------------------------------------------------
                                         1997      1998        1999       2000          2001          2002         2003     2004
                                    -----------------------------------------------------------------------------------------------
Net sales                               $86.4     $123.2      $191.1     $261.6        $307.5        $373.3      $444.4    $521.1
EBITDA                                   11.9       18.2        28.0       38.3          45.1          54.7        65.1      76.4
Earnings per share                      $0.74      $0.92       $1.17      $1.46         $1.58         $2.02       $2.54     $3.19

Current 1999 Actual P/E Multiple                                12.8x      12.8x         12.8x         12.8x       12.8x     12.8x

Implied Stock Price                                           $14.94     $18.67        $20.23        $25.78      $32.48    $40.75

                                                                             Implied Stock Price Discounted at Cost of Equity
                                                            -----------------------------------------------------------------------
Cost of Equity                                                Current     2000          2001          2002        2003      2004
--------------------------                                  -----------------------------------------------------------------------
                    18%                                       $14.94     $15.82        $14.53        $15.69      $16.75    $17.81
                                                                                     -----------------------


____________________________
(a) Projected data based on 2000 budget with acquisitions and management and BGC estimates.


--------------------------------------------------------------------------------
 -8-                                         Benedetto, Gartland & Company, Inc.

Carey International, Inc.
--------------------------------------------------------------------------------
Hypothetical Stock Price Analysis               12% Internal Growth Rate, $60.0
                                                Million Acquired Revenue
(Dollars in millions, except per share data)

                                                           Year ending on or about November 30,
                                      --------------------------------------------------------------------------------------------
                                                 Historical                                    Projected (a)
                                      --------------------------------------------------------------------------------------------
                                            1997       1998        1999       2000       2001       2002        2003       2004
                                      --------------------------------------------------------------------------------------------
Net sales                                  $86.4      $123.2      $191.1     $261.6     $330.5     $432.8      $547.5     $675.9
EBITDA                                      11.9        18.2        28.0       38.3       48.4       63.4        80.2       99.1
Earnings per share                         $0.74       $0.92       $1.17      $1.46      $1.72      $2.37       $3.17      $4.21

Current 1999 Actual P/E Multiple                                    12.8x      12.8x      12.8x      12.8x       12.8x      12.8x

Implied Stock Price                                               $14.94     $18.67     $21.98     $30.21      $40.50     $53.71

                                                                         Implied Stock Price Discounted at Cost of Equity
                                                              --------------------------------------------------------------------
Cost of Equity                                                   Current      2000       2001       2002        2003       2004
---------------------------------                             --------------------------------------------------------------------
                            25%                                   $14.94     $14.94     $14.07     $15.47      $16.59     $17.60
                                                                                       --------------------

_________________________________________________
(a) Projected data based on 2000 budget with acquisitions and management and BGC estimates.



--------------------------------------------------------------------------------
 -9-                                         Benedetto, Gartland & Company, Inc.

--------------------------------------------------------------------------------

Carey International, Inc. Income Statement    8% Internal Growth Rate, $40.0 Million Acquired Revenue
($ in millions, except where noted)           Budget with expected acquisitions

                                                                           Year ending November 30,
                                             -----------------------------------------------------------------------------------
                                                        Historical                 Budgeted                   Projected
                                             -----------------------------------------------------------------------------------
                                                 1996    1997      1998     1999     2000      2001     2002     2003     2004
Net sales                                       $ 65.5  $ 86.4    $123.2  $ 191.1  $ 261.6  $ 307.5   $ 373.7  $ 444.4  $ 521.1
     Annual growth                                        31.8%     42.6%    55.1%    36.9%    17.6%     21.4%    19.0%    17.3%
Cost of goods sold                                41.6    55.9      79.5    124.5    169.0    198.7     241.2    287.1    336.6
                                             -----------------------------------------------------------------------------------
     Gross margin                                 24.0    30.5      43.7     66.5     92.6    108.9     132.2    157.3    184.5

Sales, general & administrative expenses          15.7    18.8      25.7     38.5     54.3     63.8      77.4     92.2    108.1
Other expense/(income)                            (0.4)   (0.2)     (0.3)     0.0      0.0      0.0       0.0      0.0      0.0
                                             -----------------------------------------------------------------------------------
     Total                                        15.3    18.6      25.5     38.5     54.3     63.8      77.4     92.2    108.1

     EBITDA                                        8.7    11.9      18.2     28.0     38.3     45.1      54.7     65.1     76.4

New acquisition goodwill                           0.0     0.0       0.0      0.0      0.0      0.6       1.6      2.6      3.0
Base depreciation and amortization                 3.2     3.4       4.4      7.1      9.4     11.5      12.0     12.4     12.7
                                             -----------------------------------------------------------------------------------
     EBIT                                          5.5     8.6      13.8     21.0     28.9     32.9      41.1     50.1     60.7

Net interest expense/(income)                      1.7     0.9      (0.5)     0.6      3.4      5.2       5.6      5.3      4.5
                                             -----------------------------------------------------------------------------------

Earnings before tax                                3.8     7.7      14.3     20.4     25.5     27.7      35.5     44.8     56.2
Provision for taxes (at projected 41.5%)           0.3     3.2       5.9      8.6     10.6     11.6      14.9     18.9     23.6
                                             -----------------------------------------------------------------------------------

Net income from continuing operations              3.5     4.5       8.4     11.8     14.9     16.2      20.6     26.0     32.6
Other Items                                        0.0     0.0       0.0      0.0      0.0      0.0       0.0      0.0      0.0

Net income                                      $  3.5  $  4.5    $  8.4  $  11.8  $  14.9  $  16.2   $  20.6  $  26.0  $  32.6
                                             ===================================================================================
     Shares outstanding (000's)                  3,794   6,137     9,094   10,057   10,200   10,200    10,200   10,200   10,200
Earnings per share                              $ 0.92  $ 0.74    $ 0.92  $  1.17  $  1.46  $  1.58   $  2.02  $  2.54  $  3.19

Margins
-------
Gross before depreciation                         36.6%   35.3%     35.5%    34.8%    35.4%    35.4%     35.4%    35.4%    35.4%
EBITDA                                            13.2%   13.8%     14.8%    14.7%    14.7%    14.7%     14.7%    14.7%    14.7%
EBIT                                               8.4%   10.0%     11.2%    11.0%    11.1%    10.7%     11.0%    11.3%    11.6%
Net                                                5.3%    5.2%      6.8%     6.2%     5.7%     5.3%      5.5%     5.8%     6.2%
SG&A before depr. and amort. as a % of sales      23.9%   21.8%     20.9%    20.1%    20.7%    20.7%     20.7%    20.7%    20.7%
Reduction in SG&A                                                                      0.0%     0.0%      0.0%     0.0%     0.0%

Coverages
---------
EBITDA/Net Interest Expense                        5.0x   13.1x       NM     48.4x    11.3x     8.7x      9.8x    12.3x    17.0x
EBIT/Net Interest Expense                          3.2x    9.4x       NM     36.2x     8.5x     6.3x      7.4x     9.4x    13.5x

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Carey International, Inc. Cash Flow Statement    8% Internal Growth Rate, $40.0
($ in millions, except where noted)              Million Acquired Revenue

                                                                          Year ending November 30,
                                                        ----------------------------------------------------
                                                                                Projected
                                                        ----------------------------------------------------
                                                           2000       2001       2002       2003      2004
                                                        ----------------------------------------------------
OPERATING ACTIVITIES
Net income                                               $  14.9    $  16.2    $  20.6    $  26.0    $  32.6

Depreciation and amortization                                9.4       12.1       13.7       15.0       15.7
Equity income from unconsolidated affiliates                 0.0        0.0        0.0        0.0        0.0
Change in working capital                                   (2.4)      (1.8)      (2.6)      (2.8)      (3.0)
Change in other assets and liabilities                       0.0        0.0        0.0        0.0        0.0

Other                                                        0.0        0.0        0.0        0.0        0.0
                                                        ----------------------------------------------------
   Cash provided by/(used in) operating activities       $  21.9    $  26.5    $  31.7    $  38.1    $  45.2

INVESTING ACTIVITIES
Capital expenditures                                    ($  13.3)  ($   4.6)  ($   2.0)  ($   2.0)  ($   2.0)
Acquisition expenditures                                   (45.0)     (30.0)     (30.0)     (30.0)     (30.0)
Disposition/(purchase) of assets                             0.0        0.0        0.0        0.0        0.0
Other                                                        0.0        0.0        0.0        0.0        0.0
                                                        ----------------------------------------------------
   Cash provided by/(used in) investing activities      ($  58.3)  ($  34.6)  ($  32.0)  ($  32.0)  ($  32.0)

Free Cash Flow                                          ($  36.4)  ($   8.1)  ($   0.3)   $   6.1    $  13.2

FINANCING ACTIVITIES
Proceeds from/(payments to) term debt                    $  32.8    $   8.1    $   0.3   ($   6.1)  ($  13.2)
Proceeds from/(payments to) capital leases                   0.0        0.0        0.0        0.0        0.0
Issuance of/(repurchase of) common stock                     0.0        0.0        0.0        0.0        0.0
Dividends paid                                               0.0        0.0        0.0        0.0        0.0
Other                                                        0.0        0.0        0.0        0.0        0.0
                                                        ----------------------------------------------------
   Cash provided by/(used in) financing activities       $  32.8    $   8.1    $   0.3   ($   6.1)  ($  13.2)

Effect of exchange rate changes on cash and
  cash equivalents                                       $   0.0    $   0.0    $   0.0    $   0.0    $   0.0
Increase/(decrease) in cash and cash equivalents            (3.6)       0.0        0.0        0.0        0.0
Beginning cash balance                                       8.6        5.0        5.0        5.0        5.0
                                                        ----------------------------------------------------
Ending cash balance                                      $   5.0    $   5.0    $   5.0    $   5.0    $   5.0

------------------------------------------------------------------- Projection 2

-----------------------------------------------------------------------------------------------------------------------------------
Carey International, Inc. Balance Sheet                                    8% Internal Growth Rate, $40.0 Million Acquired Revenue
($ in millions, except where noted)

                                                                             Year ending November 30,
                                             --------------------------------------------------------------------------------------
                                                            Historical                                 Projected
                                             --------------------------------------------------------------------------------------
                                                1996      1997     1998      1999      2000     2001     2002     2003      2004
                                             --------------------------------------------------------------------------------------
ASSETS
Cash and cash equivalents                      $  2.9    $ 5.3    $ 14.5    $  8.6    $  5.0   $  5.0   $  5.0   $  5.0    $  5.0
Accounts receivable, net of allowances           10.5     15.9      17.9      32.4      44.4     52.2     63.3     75.4      88.4
Other receivables                                 0.4      0.7       1.2       1.7       1.5      1.8      2.2      2.6       3.1
Prepaid expenses and other                        2.1      1.4       1.3       1.6       2.2      2.6      3.2      3.8       4.4
                                             --------------------------------------------------------------------------------------
     Total current assets                        15.9     23.4      34.9      44.4      53.2     61.6     73.7     86.8     100.9

Property and equipment, net                       5.8      9.3      12.9      27.4      35.1     32.9     27.5     21.8      15.7
Existing intangibles, net                        19.3     42.6      70.4      94.5     135.6    130.9    126.3    121.6     117.0
New acquired goodwill                             0.0      0.0       0.0       0.0       0.0     29.4     57.8     85.1     112.1
Deferred income taxes and other                   2.2      2.0       1.5       2.8       2.8      2.8      2.8      2.8       2.8
Notes receivable                                  0.8      8.2       9.5       9.1       9.1      9.1      9.1      9.1       9.1

Total Assets                                   $ 44.0    $85.4    $129.2    $178.1    $235.8   $266.7   $297.2   $327.3    $357.7
                                             ======================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable                               $ 11.6    $17.1    $ 18.1    $ 27.9    $ 37.8   $ 44.5   $ 54.0   $ 64.3    $ 75.4
Other current liabilities                         0.0      0.0       0.0       0.0       0.0      0.0      0.0      0.0       0.0
                                             --------------------------------------------------------------------------------------
     Total current liabilities                   11.6     17.1      18.1      27.9      37.8     44.5     54.0     64.3      75.4

Term debt                                        17.7      3.8       4.3      25.1      57.9     66.0     66.3     60.2      47.0
Capital leases                                    0.9      1.7       1.2       1.4       1.4      1.4      1.4      1.4       1.4
Deferred liabilities                              0.1      1.2       0.4       4.0       4.0      4.0      4.0      4.0       4.0
Deferred revenue                                  6.2     13.4      15.1      15.2      15.2     15.2     15.2     15.2      15.2

Shareholders' Equity:
Capital stock                                     1.1      0.1       0.1       0.1       0.1      0.1      0.1      0.1       0.1
Additional paid in capital                        7.8     45.2      78.7      81.5      81.5     81.5     81.5     81.5      81.5
Retained earnings                                (1.4)     3.1      11.4      23.0      37.9     54.0     74.6    100.6     133.2
Foreign currency translation adjustments          0.0      0.0       0.0       0.0       0.0      0.0      0.0      0.0       0.0
                                             --------------------------------------------------------------------------------------
     Total shareholders' equity                   7.6     48.3      90.1     104.6     119.5    135.7    156.3    182.2     214.8

Total Liabilities and Shareholders' Equity     $ 44.0    $85.4    $129.2    $178.1    $235.8   $266.7   $297.2   $327.3    $357.7
                                             ======================================================================================
Capital Ratios
--------------
Total Debt/EBITDA                                                                        1.5x     1.5x     1.2x     0.9x      0.6x
Debt/Equity                                     244.8%    11.3%      6.1%     25.3%     49.6%    49.7%    43.4%    33.8%     22.5%
Debt/Total Book Capital                          71.0%    10.1%      5.7%     20.2%     33.2%    33.2%    30.2%    25.3%     18.4%

------------------------------------------------------------------------------------------------------------------------Projection 2

--------------------------------------------------------------------------------------------------------------------------------
Carey International, Inc. Working Capital Schedule                       8% Internal Growth Rate, $40.0 Million Acquired Revenue
($ in millions, except where noted)

                                                                             Year ending November 30,
                                             -----------------------------------------------------------------------------------
                                                          Historical                                Projected
                                             -----------------------------------------------------------------------------------
                                               1996     1997     1998     1999      2000      2001     2002      2003     2004
                                             -----------------------------------------------------------------------------------
Sales                                         $65.5    $86.4    $123.2   $191.1    $261.6    $307.5   $373.3    $444.4   $521.1
Cost of goods sold                             41.6     55.9      79.5    124.5     169.0     198.7    241.2     287.1    336.6

Ratios
------
Accounts receivable (Days outstanding)         57.9     66.4      52.2     61.1      61.1      61.1     61.1      61.1     61.1
Other receivables (Days outstanding)            2.2      2.8       3.6      3.3       3.3       3.3      3.3       3.3      3.3
Prepaid expenses/sales                          3.1%     1.7%      1.0%     0.9%      0.9%      0.9%     0.9%      0.9%     0.9%

Accounts payable (Days outstanding)           100.2    109.9      81.9     80.6      80.6      80.6     80.6      80.6     80.6
Other current liabilities/COGS                  0.0%     0.0%      0.0%     0.0%      0.0%      0.0%     0.0%      0.0%     0.0%

WORKING CAPITAL
Accounts receivable                           $10.5    $15.9     $17.9    $32.4     $44.4     $52.2    $63.3     $75.4    $88.4
Other receivables                               0.4      0.7       1.2      1.7       1.5       1.8      2.2       2.6      3.1
Prepaid expenses                                2.1      1.4       1.3      1.6       2.2       2.6      3.2       3.8      4.4
                                             -----------------------------------------------------------------------------------
     CURRENT ASSETS                           $13.0    $18.0     $20.4    $35.8     $48.2     $56.6    $68.7     $81.8    $95.9

Accounts payable                              $11.6    $17.1     $18.1    $27.9     $37.8     $44.5    $54.0     $64.3    $75.4
Other current liabilities                       0.0      0.0       0.0      0.0       0.0       0.0      0.0       0.0      0.0
                                             -----------------------------------------------------------------------------------
     CURRENT LIABILITIES                      $11.6    $17.1     $18.1    $27.9     $37.8     $44.5    $54.0     $64.3    $75.4

Working capital                                $1.4     $1.0      $2.3     $7.9     $10.3     $12.1    $14.7     $17.5    $20.6

Cash from/(used in) working capital                     $0.5     ($1.3)   ($5.6)    ($2.4)    ($1.8)   ($2.6)    ($2.8)   ($3.0)

Cash from/(used in):
--------------------
Accounts receivable                                    ($5.4)    ($1.9)  ($14.6)   ($12.0)    ($7.8)  ($11.2)   ($12.1)  ($13.0)
Other receivables                                       (0.3)     (0.6)    (0.5)      0.2      (0.3)    (0.4)     (0.4)    (0.5)
Prepaid expenses                                         0.6       0.1     (0.3)     (0.6)     (0.4)    (0.6)     (0.6)    (0.7)
Accounts payable                                         5.5       1.0      9.8      10.0       6.6      9.5      10.3     11.1
Other current liabilities                                - -       - -      0.0       0.0       0.0      0.0       0.0      0.0
                                             -----------------------------------------------------------------------------------
     Total                                              $0.5     ($1.3)   ($5.6)    ($2.4)    ($1.8)   ($2.6)    ($2.8)   ($3.0)

Deferred income taxes and other                $2.2     $2.0      $1.5     $2.8      $2.8      $2.8     $2.8      $2.8     $2.8
Notes receivable                                0.8      8.2       9.5      9.1       9.1       9.1      9.1       9.1      9.1
                                             -----------------------------------------------------------------------------------
     OTHER ASSETS                              $3.0    $10.1     $11.0    $11.9     $11.9     $11.9    $11.9     $11.9    $11.9

Deferred liabilities                           $0.1     $1.2      $0.4     $4.0      $4.0      $4.0     $4.0      $4.0     $4.0
Deferred revenue                                6.2     13.4      15.1     15.2      15.2      15.2     15.2      15.2     15.2
                                             -----------------------------------------------------------------------------------
     OTHER LIABILITIES                         $6.3    $14.6     $15.5    $19.2     $19.2     $19.2    $19.2     $19.2    $19.2

Changes in Other Assets and Liabilities                 $1.1      $0.1     $2.8      $0.0      $0.0     $0.0      $0.0     $0.0
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Projection 2

                                 Page 4 of 10

----------------------------------------------------------------------------------------------------------------------------------
Carey International, Inc. Depreciation Schedule                            8% Internal Growth Rate, $40.0 Million Acquired Revenue
($ in millions, except where noted)
                                                                       Year ending November 30,
                                    ----------------------------------------------------------------------------------------------
                                                     Historical                                   Projected
                                    ----------------------------------------------------------------------------------------------
                                     1996       1997       1998      1999       2000       2001      2002       2003       2004
                                    ----------------------------------------------------------------------------------------------
Sales                                 $65.5     $86.4      $123.2     $191.1     $261.6    $307.5    $373.3    $444.4      $521.1
Capital expenditures/sales              4.7%      4.7%        3.6%       6.6%       5.1%      1.5%      0.5%      0.5%        0.4%

----------------------------------------------------------------------------------------------------------------------------------
Beginning gross fixed assets                                                     $ 37.1    $ 50.4    $ 55.1    $ 57.1      $ 59.1
   Capital expenditures               $ 3.1     $ 4.1      $  4.5     $ 12.6        2.0       2.0       2.0       2.0         2.0
   Software development                                                            11.3       2.6       0.0       0.0         0.0
   (Disposition and other charges)                                                  0.0       0.0       0.0       0.0         0.0
Ending gross fixed assets                                                        -------------------------------------------------
                                                                                 $ 50.4    $ 55.1    $ 57.1    $ 59.1      $ 61.1
Beginning accumulated depreciation                                               $  9.8    $ 15.3    $ 22.2    $ 29.5      $ 37.3
----------------------------------------------------------------------------------------------------------------------------------
Beginning (FYE 1999)                          Implied
     Net PP&E                       $27.4     Useful
     Less: Land                       0.0      Life
                                    -----      ----
     PP&E depreciated               $27.4       6.0 years                        $  4.6    $  4.6    $  4.6    $  4.6      $  4.6

                                  Total Capital
                                  Expenditures
                                  ------------
                                2000   $2.0     6.0 years                        $  0.2    $  0.3    $  0.3    $  0.3      $  0.3
                                2001    2.0                                                   0.2       0.3       0.3         0.3
                                2002    2.0                                                             0.2       0.3         0.3
                                2003    2.0                                                                       0.2         0.3
                                2004    2.0                                                                                   0.2

Software Depreciation                 $11.3     7.0 years                        $  0.8    $  1.6    $  1.6    $  1.6      $  1.6
                                        2.6                                                   0.2       0.4       0.4         0.4

Total depreciation                                        $ 2.5      $  3.8      $  5.5    $  6.9    $  7.4    $  7.7      $  8.1
     As a % of net PP&E                                    19.1%       13.9%       15.7%     20.9%     26.8%     35.4%       51.1%

Ending accumulated depreciation                           $ 6.0      $  9.8      $ 15.3    $ 22.2    $ 29.5    $ 37.3      $ 45.3

Property and equipment, net                               $12.9      $ 27.4      $ 35.1    $ 32.9    $ 27.5    $ 21.8      $ 15.7
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------- Projection  2

--------------------------------------------------------------------------------------------------------------------------------
Carey International, Inc. Debt and Interest Schedule                     8% Internal Growth Rate, $40.0 Million Acquired Revenue

($ in millions, except where noted)

                                                                                        Year ending November 30,
                                                                            ----------------------------------------------------
                                                                                               Projected
                                                                            ----------------------------------------------------
                                                                            2000        2001       2002        2003        2004
                                                                            ----------------------------------------------------
Free cash flow                                                              ($ 36.4)    ($ 8.1)    ($ 0.3)     $ 6.1       $13.2

Proceeds from/(repurchase of) equity                                            0.0        0.0        0.0        0.0         0.0
Dividends paid                                                                  0.0        0.0        0.0        0.0         0.0
Foreign currency translation                                                    0.0        0.0        0.0        0.0         0.0
Beginning cash balance                                                          8.6        5.0        5.0        5.0         5.0
Less: Minimum cash balance                                                     (5.0)      (5.0)      (5.0)      (5.0)       (5.0)
                                                                            ----------------------------------------------------
     Total cash available for debt service                                  ($ 32.8)    ($ 8.1)    ($ 0.3)     $ 6.1       $13.2

Beginning balance - capital leases                                           $  1.4      $ 1.4      $ 1.4      $ 1.4       $ 1.4
     Mandatory borrowings/(repayment)                                           0.0        0.0        0.0        0.0         0.0
                                                                            ----------------------------------------------------
Ending balance - capital leases                                                 1.4        1.4        1.4        1.4         1.4
     Discretionary borrowings/(repayment)                                       0.0        0.0        0.0        0.0         0.0
                                                                            ----------------------------------------------------
Ending balance - capital leases                                              $  1.4      $ 1.4      $ 1.4      $ 1.4       $ 1.4

Funds available for debt repayment                                          ($ 32.8)    ($ 8.1)    ($ 0.3)     $ 6.1       $13.2

Beginning balance - term debt                                                $ 25.1      $57.9      $66.0      $66.3       $60.2
     Mandatory borrowings/(repayment)                                           0.0        0.0        0.0        0.0         0.0
                                                                            ----------------------------------------------------
Ending balance - term debt                                                     25.1       57.9       66.0       66.3        60.2
     Discretionary borrowings/(repayment)                                      32.8        8.1        0.3       (6.1)      (13.2)
                                                                           -----------------------------------------------------
Ending balance - term debt                                                  $  57.9      $66.0      $66.3      $60.2       $47.0

Cash available after all repayments                                         $   0.0      $ 0.0      $ 0.0      $ 0.0       $ 0.0
Plus: Minimum cash balance                                                      5.0        5.0        5.0        5.0         5.0
                                                                            ----------------------------------------------------
Ending cash balance                                                         $   5.0      $ 5.0      $ 5.0      $ 5.0       $ 5.0
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Average Balance Outstanding
     Term debt                                                              $  41.5      $61.9      $66.2      $63.3       $53.6
     Capital Leases                                                             1.4        1.4        1.4        1.4         1.4
     Cash and cash equivalents                                                  6.8        5.0        5.0        5.0         5.0

Interest Expense
     Term debt                                               8.50%          $   3.5      $ 5.3      $ 5.6      $ 5.4       $ 4.6
     Capital Leases                                          6.00%              0.1        0.1        0.1        0.1         0.1
     Cash and cash equivalents                               3.00%             (0.2)      (0.2)      (0.2)      (0.2)       (0.2)
                                                                            ----------------------------------------------------
       Total interest expense/(income)                                      $   3.4      $ 5.2      $ 5.6      $ 5.3       $ 4.5
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------- Projection 2

----------------------------------------------------------------------------------------------------------------------------------
Carey International, Inc. Shareholders' Equity and Investment Schedule    8% Internal Growth Rate, $40.0 Million Acquired Revenue
($ in millions, except where noted)

                                                                                       Year ending November 30,
                                                                     ------------------------------------------------------------
                                                                       Actual                       Projected
                                                                     ------------------------------------------------------------
                                                                        1999         2000     2001     2002    2003      2004
                                                                     -------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Capital stock
     Beginning balance                                                               $  0.1   $  0.1   $  0.1   $   0.1   $   0.1
     Proceeds from shares issued/(purchased)                                            0.0      0.0      0.0       0.0       0.0
                                                                             -----------------------------------------------------
     Ending balance                                                                  $  0.1   $  0.1   $  0.1   $   0.1   $   0.1

Additional paid in capital
     Beginning balance                                                               $ 81.5   $ 81.5   $ 81.5   $  81.5   $  81.5
     Proceeds from shares issued/(purchased)                                            0.0      0.0      0.0       0.0       0.0
                                                                             -----------------------------------------------------
     Ending balance                                                                  $ 81.5   $ 81.5   $ 81.5   $  81.5   $  81.5

Foreign currency translation adjustments
     Beginning balance                                                               $  0.0   $  0.0   $  0.0   $   0.0   $   0.0
     Foreign currency translation adjustments                                           0.0      0.0      0.0       0.0       0.0
                                                                             -----------------------------------------------------
     Ending balance                                                                  $  0.0   $  0.0   $  0.0   $   0.0   $   0.0

Retained earnings
     Beginning balance                                                               $ 23.0   $ 37.9   $ 54.0   $  74.6   $ 100.6
     Net income/(loss)                                                                 14.9     16.2     20.6      26.0      32.6
     Dividends                                                                          0.0      0.0      0.0       0.0       0.0
     Other                                                                              0.0      0.0      0.0       0.0       0.0
                                                                             -----------------------------------------------------
     Ending balance                                                                  $ 37.9   $ 54.0   $ 74.6   $ 100.6   $ 133.2
----------------------------------------------------------------------------------------------------------------------------------


Shares outstanding
     Beginning balance
     Shares issued/(purchased)
     Ending balance

Annual dividend per share                                                            $ 0.00   $ 0.00   $ 0.00   $  0.00   $  0.00
Total dividends paid                                                                 $  0.0   $  0.0   $  0.0   $   0.0   $   0.0
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------Projection 2

-------------------------------------------------------------------------------------------------------------------------------
Carey International, Inc.  Amortization Schedule                        8% Internal Growth Rate, $40.0 Million Acquired Revenue


($ in millions, except where noted)

                                                                                Year ending November 30,
                                                            -------------------------------------------------------------------
                                                            Actual                             Projected
                                                            -------------------------------------------------------------------
                                                            1999         2000        2001       2002        2003        2004
                                                            -------------------------------------------------------------------
Sales                                                        $191.1       $261.6     $307.5      $373.3      $444.4      $521.1
Additions to intangibles/sales                                  0.0%        17.2%       0.0%        0.0%        0.0%        0.0%
-------------------------------------------------------------------------------------------------------------------------------
Beginning intangibles                                                     $104.3     $149.3      $149.3      $149.3      $149.3
   Additions to intangibles                                                 45.0        0.0         0.0         0.0         0.0
     (Disposition and other charges)                                         0.0        0.0         0.0         0.0         0.0
                                                                       --------------------------------------------------------
Ending goodwill                                                           $149.3     $149.3      $149.3      $149.3      $149.3

Beginning accumulated amortization                           $  6.5       $  9.8     $ 13.7      $ 18.3      $ 23.0      $ 27.6
-------------------------------------------------------------------------------------------------------------------------------
                                            Implied
                                         Amortization
                                            Period
1999 Beginning net                          ------
  intangibles                $94.5          30.0 years                    $  3.1     $  3.1      $  3.1      $  3.1      $  3.1

                        Additions
                        ---------
                   2000      $45.0          30.0 years                    $  0.8     $  1.5      $  1.5      $  1.5      $  1.5
                   2001        0.0                                                      0.0         0.0         0.0         0.0
                   2002        0.0                                                                  0.0         0.0         0.0
                   2003        0.0                                                                              0.0         0.0
                   2004        0.0                                                                                          0.0


Total amortization                                           $  3.3       $  3.9     $  4.6      $  4.6      $  4.6      $  4.6
     As a % of net goodwill                                     3.5%         2.9%       3.6%        3.7%        3.8%        4.0%

Ending accumulated amortization                              $  9.8       $ 13.7     $ 18.3      $ 23.0      $ 27.6      $ 32.3

Goodwill, net                                                $ 94.5       $135.6     $130.9      $126.3      $121.6      $117.0
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------ Projection 2

----------------------------------------------------------------------------------------------------------------------------
Carey International, Inc. Revenue Growth Schedule                    8% Internal Growth Rate, $40.0 Million Acquired Revenue
($ in millions, except where noted)

                                                                                Year ending November 30,
                                                        --------------------------------------------------------------------
                                                           Actual     Budgeted                   Projected
                                                        --------------------------------------------------------------------
                                                            1999        2000        2001       2002        2003       2004
                                                        --------------------------------------------------------------------
Acquired revenue

2000 Base Sales                                                        $261.6      $282.5     $305.1      $329.5     $355.9
2001 Acquired Sales                                                                  25.0       43.2        46.7       50.4
2002 Acquired Sales                                                                             25.0        43.2       46.7
2003 Acquired Sales                                                                                         25.0       43.2
2004 Acquired Sales                                                                                                    25.0
                                                        --------------------------------------------------------------------
                                                          $0.0         $261.6      $307.5     $373.3      $444.4     $521.1


                                                          Target
                                                          Revenue                     Prototype Year
                                                                       ----------------------------------------------
Quarterly breakdown of acquired revenue                   Run Rate       Q1        Q2        Q3       Q4      Annual
                                                         ----------    ------    ------    ------   ------   --------
1st Quarter Acquisitions                                    $10.0       $2.5      $2.5      $2.5     $ 2.5     $10.0
2nd Quarter Acquisitions                                     10.0                  2.5       2.5       2.5       7.5
3rd Quarter Acquisitions                                     10.0                            2.5       2.5       5.0
4th Quarter Acquisitions                                     10.0                                      2.5       2.5
                                                        -------------------------------------------------------------
                                                            $40.0       $2.5      $5.0      $7.5     $10.0     $25.0


                                                                                      Year ending November 30,
                                                                     ------------------------------------------------------
                                                                                              Budgeted
                                                                     ------------------------------------------------------
                                                                       2000       2001       2002        2003       2004
                                                                     ------------------------------------------------------
New acquisition goodwill

2001 Acquired Sales                                                                $0.6      $1.0        $1.0       $1.0
2002 Acquired Sales                                                                           0.6         1.0        1.0
2003 Acquired Sales                                                                                       0.6        1.0
2004 Acquired Sales                                                                                                  0.6
                                                                     ------------------------------------------------------
     Annual amortization                                                $0.0       $0.6      $1.6        $2.6       $3.6


                                                          Purchase
                                                          Price by                    Prototype Year
                                                                       ----------------------------------------------
Quarterly breakdown of new acquisition goodwill           Quarter        Q1        Q2        Q3       Q4      Annual
                                                         ---------     ------    ------    ------   ------   --------
1st Quarter Acquisitions                                  $  7.5        $ 0.1     $ 0.1     $ 0.1    $ 0.1      $ 0.3
2nd Quarter Acquisitions                                     7.5                    0.1       0.1      0.1        0.2
3rd Quarter Acquisitions                                     7.5                              0.1      0.1        0.1
4th Quarter Acquisitions                                     7.5                                       0.1        0.1
     Total amortization                                   $ 30.0        $ 0.1     $ 0.1     $ 0.2    $ 0.3      $ 0.6
                                                          -----------------------------------------------------------
Purchase price as a % of revenue                            75.0%        75.0%     75.0%     75.0%    75.0%      75.0%

--------------------------------------------------------------------------------------------------------------- Projection 2

________________________________________________________________________________
Carey International, Inc. Identified              8% Internal Growth Rate, $40.0
 Acquisition Adjustments                           Million Acquired Revenue

     ------------------------------------------
     Consideration for Identified Acquisitions
     Cash                                 $0.0
     Stock                                 0.0          Actual                         Pro Forma
                                       --------
     Total                                $0.0         11/30/99       Adjustments      11/30/99
     ------------------------------------------        --------       -----------      --------
ASSETS
Cash and cash equivalents                                $  8.6                          $  8.6
Accounts receivable, net of allowances                     32.4                            32.4
Other receivables                                           1.7                             1.7
Prepaid expenses and other                                  1.6                             1.6
                                                       --------                        --------
     Total current assets                                  44.4                            44.4

Property and equipment, net                                27.4             $0.0           27.4
Existing intangibles, net                                  94.5              0.0           94.5
New acquired goodwill                                       0.0                             0.0
Deferred income taxes and other                             2.8              0.0            2.8
Notes receivable                                            9.1                             9.1
                                                                      ----------
Total Assets                                             $178.1             $0.0         $178.1
                                                       ========                        ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable                                         $ 27.9                          $ 27.9
Other current liabilities                                   0.0                             0.0
                                                       --------                        --------
     Total current liabilities                             27.9                            27.9

Term debt                                                  25.1             $0.0           25.1
Capital leases                                              1.4                             1.4
Deferred liabilities                                        4.0                             4.0
Deferred revenue                                           15.2                            15.2

Shareholders' Equity:
Capital stock                                               0.1                             0.1
Additional paid in capital                                 81.5              0.0           81.5
Retained earnings                                          23.0                            23.0
Foreign currency translation adjustments                    0.0                             0.0
                                                       --------                        --------
     Total shareholders' equity                           104.6                           104.6
                                                                      ----------
Total Liabilities and Shareholders' Equity               $178.1             $0.0         $178.1
                                                       ========                        ========

Shares Outstanding                                       10,200                0         10,200

____________________________________________________________________Projection 2

------------------------------------------------------------------------------------------------------------------------------------
Carey International, Inc. Income Statement               12% Internal Growth Model Assumptions Rate, $60.0 Million Acquired Revenue
($ in millions, except where noted)                        Budget with expected acquisitions

                                                                            Year ending November 30,
                                              -----------------------------------------------------------------------------------
                                                        Historical                Budgeted               Projected
                                              -----------------------------------------------------------------------------------
                                               1996     1997    1998     1999      2000      2001      2002     2003     2004
                                              -----------------------------------------------------------------------------------
Net sales                                     $ 65.5   $ 86.4   $123.2  $ 191.1   $ 261.6   $ 330.5    $ 432.8   $547.5   $675.9
   Annual growth                                         31.8%    42.6%    55.1%     36.9%     26.3%      31.0%    26.5%    23.5%
Cost of goods sold                              41.6     55.9     79.5    124.5     169.0     213.5      279.6    353.7    436.6
                                              -----------------------------------------------------------------------------------
   Gross margin                                 24.0     30.5     43.7     66.5      92.6     117.0      153.2    193.8    239.3

Sales, general & administrative expenses        15.7     18.8     25.7     38.5      54.3      68.5       89.8    113.6    140.2
Other expense/(income)                          (0.4)    (0.2)    (0.3)     0.0       0.0       0.0        0.0      0.0      0.0
                                              -----------------------------------------------------------------------------------
   Total                                        15.3     18.6     25.5     38.5      54.3      68.5       89.8    113.6    140.2

   EBITDA                                        8.7     11.9     18.2     28.0      38.3      48.4       63.4     80.2     99.1

New acquisition goodwill                         0.0      0.0      0.0      0.0       0.0       0.9        2.4      3.9      4.5
Base depreciation and amortization               3.2      3.4      4.4      7.1       9.4      11.5       12.0     12.4     12.7
                                              -----------------------------------------------------------------------------------
   EBIT                                          5.5      8.6     13.8     21.0      28.9      36.0       49.0     63.9     81.9

Net interest expense/(income)                    1.7      0.9     (0.5)     0.6       3.4       5.8        7.3      7.9      7.7
                                              -----------------------------------------------------------------------------------
Earnings before tax                              3.8      7.7     14.3     20.4      25.5      30.2       41.7     56.0     74.2
Provision for taxes (at projected 41.5%)         0.3      3.2      5.9      8.6      10.6      12.6       17.6     23.7     31.2
                                              -----------------------------------------------------------------------------------
Net income from continuing operations            3.5      4.5      8.4     11.8      14.9      17.6       24.1     32.4     42.9
Other Items                                      0.0      0.0      0.0      0.0       0.0       0.0        0.0      0.0      0.0

Net income                                    $  3.5   $  4.5   $  8.4  $  11.8   $  14.9   $  17.6    $  24.1    $32.4    $42.9
                                              ===================================================================================
   Shares outstanding (000's)                  3,794    6,137    9,094   10,057    10,200    10,200     10,200   10,200   10,200
Earnings per share                            $ 0.92   $ 0.74   $ 0.92  $  1.17   $  1.46   $  1.72    $  2.37    $3.17    $4.21

Margins
-------
Gross before depreciation                       36.6%    35.3%    35.5%    34.8%     35.4%     35.4%      35.4%    35.4%    35.4%
EBITDA                                          13.2%    13.8%    14.8%    14.7%     14.7%     14.7%      14.7%    14.7%    14.7%
EBIT                                             8.4%    10.0%    11.2%    11.0%     11.1%     10.9%      11.3%    11.7%    12.1%
Net                                              5.3%     5.2%     6.8%     6.2%      5.7%      5.3%       5.6%     5.9%     6.3%
SG&A before depr. and amort. as a % of sales    23.9%    21.8%    20.9%    20.1%     20.7%     20.7%      20.7%    20.7%    20.7%
Reduction in SG&A                                                                     0.0%      0.0%       0.0%     0.0%     0.0%

Coverages
---------
EBITDA/Net Interest Expense                      5.0x    13.1x      NM     48.4x     11.3x      8.3x       8.7x    10.1x    12.9x
EBIT/Net Interest Expense                        3.2x     9.4x      NM     36.2x      8.5x      6.2x       6.7x     8.1x    10.6x


---------------------------------------------------------------------------------------------------------------------- Projection 2

----------------------------------------------------------------------------------------------------------------------
Carey International, Inc. Cash Flow Statement                 12% Internal Growth Rate, $60.0 Million Acquired Revenue
($ in millions, except where noted)

                                                                              Year ending November 30,
                                                            ----------------------------------------------------------
                                                                                   Projected
                                                            ----------------------------------------------------------
                                                              2000        2001        2002         2003         2004
                                                            ----------------------------------------------------------
OPERATING ACTIVITIES
Net income                                                  $  14.9     $  17.6      $  24.1      $  32.4     $  42.9

Depreciation and amortization                                   9.4        12.5         14.5         16.3        17.2
Equity income from unconsolidated affiliates                    0.0         0.0          0.0          0.0         0.0
Change in working capital                                      (2.4)       (2.7)        (4.0)        (4.5)       (5.1)
Change in other assets and liabilities                          0.0         0.0          0.0          0.0         0.0
Other                                                           0.0         0.0          0.0          0.0         0.0
                                                            ----------------------------------------------------------
     Cash provided by/(used in) operating activities        $  21.9     $  27.3      $  34.6      $  44.1     $  55.1

INVESTING ACTIVITIES
Capital expenditures                                         ($13.3)      ($4.6)       ($2.0)       ($2.0)      ($2.0)
Acquisition expenditures                                      (45.0)      (45.0)       (45.0)       (45.0)      (45.0)
Disposition/(purchase) of assets                                0.0         0.0          0.0          0.0         0.0
Other                                                           0.0         0.0          0.0          0.0         0.0
                                                            ----------------------------------------------------------
     Cash provided by/(used in) investing activities         ($58.3)     ($49.6)      ($47.0)      ($47.0)     ($47.0)

Free Cash Flow                                               ($36.4)     ($22.3)      ($12.4)       ($2.9)    $   8.1

FINANCING ACTIVITIES
Proceeds from/(payments to) term debt                       $  32.8     $  22.3      $  12.4      $   2.9       ($8.1)
Proceeds from/(payments to) capital leases                      0.0         0.0          0.0          0.0         0.0
Issuance of/(repurchase of) common stock                        0.0         0.0          0.0          0.0         0.0
Dividends paid                                                  0.0         0.0          0.0          0.0         0.0
Other                                                           0.0         0.0          0.0          0.0         0.0
                                                            ----------------------------------------------------------
     Cash provided by/(used in) financing activities        $  32.8     $  22.3      $  12.4      $   2.9       ($8.1)

Effect of exchange rate changes on cash and cash            $   0.0     $   0.0      $   0.0      $   0.0     $   0.0
equivalents
Increase/(decrease) in cash and cash                           (3.6)        0.0          0.0          0.0         0.0
equivalents
Beginning cash balance                                          8.6         5.0          5.0          5.0         5.0
                                                            ----------------------------------------------------------
Ending cash balance                                         $   5.0     $   5.0      $   5.0      $   5.0     $   5.0


--------------------------------------------------------------------------------------------------------- Projection 2

------------------------------------------------------------------------------------------------------------------------------------
Carey International, Inc. Balance Sheet                                     12% Internal Growth Rate, $60.0 Million Acquired Revenue
($ in millions, except where noted)

                                                                          Year ending November 30,
                                            ----------------------------------------------------------------------------------------
                                                             Historical                          Projected
                                            ----------------------------------------------------------------------------------------
                                              1996      1997      1998      1999      2000      2001      2002      2003     2004
                                            ----------------------------------------------------------------------------------------
ASSETS
Cash and cash equivalents                    $  2.9    $  5.3    $ 14.5    $  8.6    $  5.0    $  5.0    $  5.0    $  5.0    $  5.0
Accounts receivable, net of allowances         10.5      15.9      17.9      32.4      44.4      56.1      73.4      92.9     114.7
Other receivables                               0.4       0.7       1.2       1.7       1.5       1.9       2.5       3.2       4.0
Prepaid expenses and other                      2.1       1.4       1.3       1.6       2.2       2.8       3.7       4.7       5.8
                                            ----------------------------------------------------------------------------------------
     Total current assets                      15.9      23.4      34.9      44.4      53.2      65.8      84.7     105.8     129.4

Property and equipment, net                     5.8       9.3      12.9      27.4      35.1      32.9      27.5      21.8      15.7
Existing intangibles, net                      19.3      42.6      70.4      94.5     135.6     130.9     126.3     121.6     117.0
New acquired goodwill                           0.0       0.0       0.0       0.0       0.0      44.1      86.6     127.7     168.2
Deferred income taxes and other                 2.2       2.0       1.5       2.8       2.8       2.8       2.8       2.8       2.8
Notes receivable                                0.8       8.2       9.5       9.1       9.1       9.1       9.1       9.1       9.1

Total Assets                                 $ 44.0    $ 85.4    $129.2    $178.1    $235.8    $285.7    $337.0    $388.8    $442.3
                                            ========================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable                             $ 11.6    $ 17.1    $ 18.1    $ 27.9    $ 37.8    $ 47.8    $ 62.6    $ 79.2    $ 97.8
Other current liabilities                       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                            ----------------------------------------------------------------------------------------
     Total current liabilities                 11.6      17.1      18.1      27.9      37.8      47.8      62.6      79.2      97.8

Term debt                                      17.7       3.8       4.3      25.1      57.9      80.2      92.6      95.5      87.4
Capital leases                                  0.9       1.7       1.2       1.4       1.4       1.4       1.4       1.4       1.4
Deferred liabilities                            0.1       1.2       0.4       4.0       4.0       4.0       4.0       4.0       4.0
Deferred revenue                                6.2      13.4      15.1      15.2      15.2      15.2      15.2      15.2      15.2

Shareholders' Equity:
Capital stock                                   1.1       0.1       0.1       0.1       0.1       0.1       0.1       0.1       0.1
Additional paid in capital                      7.8      45.2      78.7      81.5      81.5      81.5      81.5      81.5      81.5
Retained earnings                              (1.4)      3.1      11.4      23.0      37.9      55.4      79.6     111.9     154.9
Foreign currency translation adjustments        0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                            ----------------------------------------------------------------------------------------
     Total shareholders' equity                 7.6      48.3      90.1     104.6     119.5     137.1     161.2     193.5     236.5

Total Liabilities and Shareholders' Equity   $ 44.0    $ 85.4    $129.2    $178.1    $235.8    $285.7    $337.0    $388.8    $442.3
                                            ========================================================================================
Capital Ratios
--------------
Total Debt/EBITDA                                                                       1.5x      1.7x      1.5x      1.2x      0.9x
Debt/Equity                                   244.8%     11.3%      6.1 %    25.3%     49.6%     59.6%     58.3%     50.1%     37.6%
Debt/Total Book Capital                        71.0%     10.1%      5.7 %    20.2%     33.2%     37.3%     36.8%     33.4%     27.3%

----------------------------------------------------------------------------------------------------------------------- Projection 2

-----------------------------------------------------------------------------------------------------------------------------------
Carey International, Inc. Working Capital Schedule                         12% Internal Growth Rate, $60.0 Million Acquired Revenue
($ in millions, except where noted)
                                                                         Year ending November 30,
                                             ------------------------------------------------------------------------------------
                                                           Historical                                 Projected
                                             ------------------------------------------------------------------------------------
                                               1996     1997      1998     1999     2000      2001     2002        2003     2004
                                             ------------------------------------------------------------------------------------
Sales                                        $ 65.5    $ 86.4    $123.2  $191.1   $261.6     $330.5   $432.8      $547.5   $675.9
Cost of goods sold                             41.6      55.9      79.5   124.5    169.0      213.5    279.6       353.7    436.6

Ratios
------
Accounts receivable (Days outstanding)         57.9      66.4      52.2    61.1     61.1       61.1     61.1        61.1     61.1
Other receivables (Days outstanding)            2.2       2.8       3.6     3.3      3.3        3.3      3.3         3.3      3.3
Prepaid expenses/sales                          3.1%      1.7%      1.0%    0.9%     0.9%       0.9%     0.9%        0.9%     0.9%

Accounts payable (Days outstanding)           100.2     109.9      81.9    80.6     80.6       80.6     80.6        80.6     80.6
Other current liabilities/COGS                  0.0%      0.0%      0.0%    0.0%     0.0%       0.0%     0.0%        0.0%     0.0%

WORKING CAPITAL
Accounts receivable                          $ 10.5    $ 15.9    $ 17.9  $ 32.4   $ 44.4     $ 56.1   $ 73.4      $ 92.9   $114.7
Other receivables                               0.4       0.7       1.2     1.7      1.5        1.9      2.5         3.2      4.0
Prepaid expenses                                2.1       1.4       1.3     1.6      2.2        2.8      3.7         4.7      5.8
                                             ------------------------------------------------------------------------------------
     CURRENT ASSETS                          $ 13.0    $ 18.0    $ 20.4  $ 35.8   $ 48.2     $ 60.8   $ 79.7      $100.8   $124.4

Accounts payable                             $ 11.6    $ 17.1    $ 18.1  $ 27.9   $ 37.8     $ 47.8   $ 62.6      $ 79.2   $ 97.8
Other current liabilities                       0.0       0.0       0.0     0.0      0.0        0.0      0.0         0.0      0.0
                                             ------------------------------------------------------------------------------------
     CURRENT LIABILITIES                     $ 11.6    $ 17.1    $ 18.1  $ 27.9   $ 37.8     $ 47.8   $ 62.6      $ 79.2   $ 97.8

Working capital                              $  1.4    $  1.0    $  2.3  $  7.9   $ 10.3     $ 13.0   $ 17.1      $ 21.6   $ 26.7

Cash from/(used in) working capital                    $  0.5     ($1.3)  ($5.6)   ($2.4)     ($2.7)   ($4.0)      ($4.5)   ($5.1)

Cash from/(used in):
------------------
Accounts receivable                                     ($5.4)    ($1.9) ($14.6)  ($12.0)    ($11.7)  ($17.4)     ($19.5)  ($21.8)
Other receivables                                        (0.3)     (0.6)   (0.5)     0.2       (0.4)    (0.6)       (0.7)    (0.8)
Prepaid expenses                                          0.6       0.1    (0.3)    (0.6)      (0.6)    (0.9)       (1.0)    (1.1)
Accounts payable                                          5.5       1.0     9.8     10.0       10.0     14.8        16.6     18.6
Other current liabilities                                  --        --     0.0      0.0        0.0      0.0         0.0      0.0
                                                       --------------------------------------------------------------------------
     Total                                             $  0.5     ($1.3)  ($5.6)   ($2.4)     ($2.7)   ($4.0)      ($4.5)   ($5.1)

Deferred income taxes and other              $  2.2    $  2.0    $  1.5  $  2.8   $  2.8     $  2.8   $  2.8        $2.8     $2.8
Notes receivable                                0.8       8.2       9.5     9.1      9.1        9.1      9.1         9.1      9.1
                                             ------------------------------------------------------------------------------------
     OTHER ASSETS                            $  3.0    $ 10.1    $ 11.0  $ 11.9   $ 11.9     $ 11.9   $ 11.9       $11.9    $11.9

Deferred liabilities                         $  0.1    $  1.2    $  0.4  $  4.0   $  4.0     $  4.0   $  4.0        $4.0     $4.0
Deferred revenue                                6.2      13.4      15.1    15.2     15.2       15.2     15.2        15.2     15.2
                                             ------------------------------------------------------------------------------------
     OTHER LIABILITIES                       $  6.3    $ 14.6    $ 15.5  $ 19.2   $ 19.2     $ 19.2   $ 19.2       $19.2    $19.2

Changes in Other Assets and Liabilities                $  1.1    $  0.1  $  2.8   $  0.0     $  0.0   $  0.0        $0.0     $0.0
----------------------------------------------------------------------------------------------------------------------- Projection 2

------------------------------------------------------------------------------------------------------------------------------------
Carey International, Inc. Depreciation Schedule                            12% Internal Growth Rate, $60.0 Million Acquired Revenue
($ in millions, except where noted)

                                                                                Year ending November 30,
                                                     -------------------------------------------------------------------------------
                                                                    Historical                           Projected
                                                     -------------------------------------------------------------------------------
                                                      1996   1997     1998     1999     2000      2001     2002      2003     2004
                                                     -------------------------------------------------------------------------------
Sales                                                $65.5   $86.4   $123.2   $191.1   $261.6   $330.5    $432.8    $547.5   $675.9
Capital expenditures/sales                             4.7%    4.7%     3.6%     6.6%     5.1%     1.4%      0.5%      0.4%     0.3%
------------------------------------------------------------------------------------------------------------------------------------
Beginning gross fixed assets                                                            $37.1    $50.4     $55.1     $57.1    $59.1
     Capital expenditures                             $3.1    $4.1     $4.5    $12.6      2.0      2.0       2.0       2.0      2.0
     Software development                                                                11.3      2.6       0.0       0.0      0.0
     (Disposition and other charges)                                                      0.0      0.0       0.0       0.0      0.0
                                                                                       ---------------------------------------------
Ending gross fixed assets                                                               $50.4    $55.1     $57.1     $59.1    $61.1

Beginning accumulated depreciation                                                       $9.8    $15.3     $22.2     $29.5    $37.3
------------------------------------------------------------------------------------------------------------------------------------

Beginning (FYE 1999)                                  Implied
     Net PP&E                          $27.4           Useful
     Less: Land                          0.0            Life
                                       -----            ----
     PP&E depreciated                  $27.4              6.0 years                      $4.6     $4.6      $4.6      $4.6     $4.6

                                 Total Capital
                                  Expenditures
                                  ------------
                             2000       $2.0              6.0 years                      $0.2     $0.3      $0.3      $0.3     $0.3
                             2001        2.0                                                       0.2       0.3       0.3      0.3
                             2002        2.0                                                                 0.2       0.3      0.3
                             2003        2.0                                                                           0.2      0.3
                             2004        2.0                                                                                    0.2

Software Depreciation                  $11.3              7.0 years                      $0.8     $1.6      $1.6      $1.6     $1.6
                                         2.6                                                       0.2       0.4       0.4      0.4
                                                                                       ---------------------------------------------
Total depreciation                                                     $2.5     $3.8     $5.5    $ 6.9      $7.4      $7.7     $8.1
     As a % of net PP&E                                                19.1%    13.9%    15.7%    20.9%     26.8%     35.4%    51.1%

Ending accumulated depreciation                                        $6.0     $9.8    $15.3    $22.2     $29.5     $37.3    $45.3

Property and equipment, net                                           $12.9    $27.4    $35.1    $32.9     $27.5     $21.8    $15.7
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                                                                    Projection 2

---------------------------------------------------------------------------------------------------------------------------------
Carey International, Inc. Debt and Interest Schedule                    12% Internal Growth Rate, $60.0 Million Acquired Revenue
($ in millions, except where noted)

                                                                                          Year ending November 30,
                                                                             ----------------------------------------------------
                                                                                                 Projected
                                                                             ----------------------------------------------------
                                                                             2000        2001       2002        2003        2004
                                                                             ----------------------------------------------------
Free cash flow                                                                ($36.4)    ($22.3)     ($12.4)   ($ 2.9)     $  8.1

Proceeds from/(repurchase of) equity                                             0.0        0.0         0.0       0.0         0.0
Dividends paid                                                                   0.0        0.0         0.0       0.0         0.0
Foreign currency translation                                                     0.0        0.0         0.0       0.0         0.0
Beginning cash balance                                                           8.6        5.0         5.0       5.0         5.0
Less: Minimum cash balance                                                      (5.0)      (5.0)       (5.0)     (5.0)       (5.0)
                                                                             ----------------------------------------------------
     Total cash available for debt service                                    ($32.8)    ($22.3)     ($12.4)   ($ 2.9)     $  8.1

Beginning balance - capital leases                                             $ 1.4      $ 1.4       $ 1.4     $ 1.4      $  1.4
     Mandatory borrowings/(repayment)                                            0.0        0.0         0.0       0.0         0.0
                                                                             ----------------------------------------------------
Ending balance - capital leases                                                  1.4        1.4         1.4       1.4         1.4
     Discretionary borrowings/(repayment)                                        0.0        0.0         0.0       0.0         0.0
                                                                             ----------------------------------------------------
Ending balance - capital leases                                                $ 1.4      $ 1.4       $ 1.4     $ 1.4      $  1.4

Funds available for debt repayment                                            ($32.8)    ($22.3)     ($12.4)   ($ 2.9)     $  8.1
Beginning balance - term debt                                                  $25.1      $57.9       $80.2     $92.6      $ 95.5
     Mandatory borrowings/(repayment)                                            0.0        0.0         0.0       0.0         0.0
                                                                             ----------------------------------------------------
Ending balance - term debt                                                      25.1       57.9        80.2      92.6        95.5
     Discretionary borrowings/(repayment)                                       32.8       22.3        12.4       2.9        (8.1)
                                                                             ----------------------------------------------------
Ending balance - term debt                                                     $57.9      $80.2       $92.6     $95.5      $ 87.4

Cash available after all repayments                                            $ 0.0      $ 0.0       $ 0.0     $ 0.0      $  0.0
Plus: Minimum cash balance                                                       5.0        5.0         5.0       5.0         5.0
                                                                             ----------------------------------------------------
Ending cash balance                                                            $ 5.0      $ 5.0       $ 5.0     $ 5.0      $  5.0
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Average Balance Outstanding
     Term debt                                                                 $41.5      $69.0       $86.4     $94.0      $ 91.5
     Capital Leases                                                              1.4        1.4         1.4       1.4         1.4
     Cash and cash equivalents                                                   6.8        5.0         5.0       5.0         5.0

Interest Expense
     Term debt                                 8.50%                           $ 3.5      $ 5.9       $ 7.3     $ 8.0      $  7.8
     Capital Leases                            6.00%                             0.1        0.1         0.1       0.1         0.1
     Cash and cash equivalents                 3.00%                            (0.2)      (0.2)       (0.2)     (0.2)       (0.2)
                                                                             ----------------------------------------------------
       Total interest expense/(income)                                         $ 3.4      $ 5.8       $ 7.3     $ 7.9      $  7.7
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------- Projection 2

Carey International, Inc.                       12% Internal Growth Rate, $60.0
Shareholders' Equity and Investment             Million Acquired Revenue
Schedule

($ in millions, except where noted)

                                                                                 Year ending November 30,
                                                         -----------------------------------------------------------------------
                                                            Actual                             Projected
                                                         -----------------------------------------------------------------------
                                                            1999         2000        2001       2002        2003        2004
                                                         -----------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Capital stock
     Beginning balance                                                   $  0.1      $  0.1    $  0.1       $  0.1      $  0.1
     Proceeds from shares issued/(purchased)                                0.0         0.0       0.0          0.0         0.0
                                                                         -----------------------------------------------------
     Ending balance                                                      $  0.1      $  0.1    $  0.1       $  0.1      $  0.1

Additional paid in capital
     Beginning balance                                                   $ 81.5      $ 81.5    $ 81.5       $ 81.5      $ 81.5
     Proceeds from shares issued/(purchased)                                0.0         0.0       0.0          0.0         0.0
                                                                         -----------------------------------------------------
     Ending balance                                                      $ 81.5      $ 81.5    $ 81.5       $ 81.5      $ 81.5

Foreign currency translation adjustments
     Beginning balance                                                   $  0.0      $  0.0    $   0.0      $  0.0      $  0.0
     Foreign currency translation adjustments                               0.0         0.0        0.0         0.0         0.0
                                                                         -----------------------------------------------------
     Ending balance                                                      $  0.0      $  0.0    $   0.0      $  0.0      $  0.0

Retained earnings
     Beginning balance                                                   $ 23.0      $ 37.9    $  55.4      $ 79.6      $111.9
     Net income/(loss)                                                     14.9        17.6       24.1        32.4        42.9
     Dividends                                                              0.0         0.0        0.0         0.0         0.0
     Other                                                                  0.0         0.0        0.0         0.0         0.0
                                                                         -----------------------------------------------------
     Ending balance                                                      $ 37.9     $  55.4    $  79.6      $111.9      $154.9
------------------------------------------------------------------------------------------------------------------------------

Shares outstanding
     Beginning balance
     Shares issued/(purchased)
     Ending balance

Annual dividend per share                                                $ 0.00     $  0.00    $  0.00      $ 0.00      $ 0.00
Total dividends paid                                                     $  0.0     $   0.0    $   0.0      $  0.0      $  0.0
------------------------------------------------------------------------------------------------------------------------------

____________________________________________________________________Projection 2

--------------------------------------------------------------------------------
Carey International, Inc. Amortization Schedule   12% Internal Growth Rate,
($ in millions, except where noted)               $60.0 Million Acquired Revenue

                                                                                           Year ending November 30,
                                                                      --------------------------------------------------------------
                                                                        Actual                       Projected
                                                                      --------------------------------------------------------------
                                                                         1999      2000     2001       2002       2003       2004
                                                                      --------------------------------------------------------------
Sales                                                                   $191.1    $261.6   $330.5     $432.8     $547.5     $675.9
Additions to intangibles/sales                                             0.0%     17.2%     0.0%       0.0%       0.0%       0.0%

------------------------------------------------------------------------------------------------------------------------------------
Beginning intangibles                                                             $104.3   $149.3     $149.3     $149.3     $149.3
     Additions to intangibles                                                       45.0      0.0        0.0        0.0        0.0
     (Disposition and other charges)                                                 0.0      0.0        0.0        0.0        0.0
                                                                                 ---------------------------------------------------
Ending goodwill                                                                   $149.3   $149.3     $149.3     $149.3     $149.3

Beginning accumulated amortization                                      $  6.5    $  9.8   $ 13.7     $ 18.3     $ 23.0     $ 27.6
------------------------------------------------------------------------------------------------------------------------------------

                                                    Implied
                                                  Amortization
                                                     Period
                                                     ------
1999 Beginning net intangibles         $94.5            30.0 years                $  3.1   $  3.1     $  3.1     $  3.1     $  3.1


                                Additions
                             2000      $45.0            30.0 years                $  0.8   $  1.5     $  1.5     $  1.5     $  1.5
                             2001        0.0                                                  0.0        0.0        0.0        0.0
                             2002        0.0                                                             0.0        0.0        0.0
                             2003        0.0                                                                        0.0        0.0
                             2004        0.0                                                                                   0.0


Total amortization                                                      $  3.3    $  3.9   $  4.6     $  4.6     $  4.6     $  4.6
     As a % of net goodwill                                                3.5%      2.9%     3.6%       3.7%       3.8%       4.0%

Ending accumulated amortization                                         $  9.8    $ 13.7   $ 18.3     $ 23.0     $ 27.6     $ 32.3

Goodwill, net                                                           $ 94.5    $135.6   $130.9     $126.3     $121.6     $117.0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------- Projection 2

----------------------------------------------------------------------------------------------------------------------------
Carey International, Inc. Revenue Growth Schedule      12% Internal Growth Rate, $60.0 Million Acquired Revenue
($ in millions, except where noted)

                                                                             Year ending November 30,
                                                     -----------------------------------------------------------------------
                                                      Actual    Budgeted                      Projected
                                                     -----------------------------------------------------------------------
                                                      1999        2000         2001        2002       2003        2004
                                                     -----------------------------------------------------------------------
Acquired revenue

2000 Base Sales                                                     $261.6       $293.0     $328.1      $367.5      $411.6
2001 Acquired Sales                                                                37.5       67.2        75.3        84.3
2002 Acquired Sales                                                                           37.5        67.2        75.3
2003 Acquired Sales                                                                                       37.5        67.2
2004 Acquired Sales                                                                                                   37.5
                                                     -----------------------------------------------------------------------
                                                         $ 0.0      $261.6       $330.5     $432.8      $547.5      $675.9

                                                      Target
                                                     Revenue                         Prototype Year
                                                                ------------------------------------------------------------
Quarterly breakdown of acquired revenue              Run Rate       Q1           Q2         Q3          Q4        Annual
                                                     --------       --           --         --          --        ------
1st Quarter Acquisitions                                 $15.0      $  3.8       $  3.8     $  3.8      $  3.8      $ 15.0
2nd Quarter Acquisitions                                  15.0                      3.8        3.8         3.8        11.3
3rd Quarter Acquisitions                                  15.0                                 3.8         3.8         7.5
4th Quarter Acquisitions                                  15.0                                             3.8         3.8
                                                     -----------------------------------------------------------------------
                                                         $60.0      $  3.8       $  7.5     $ 11.3      $ 15.0      $ 37.5

                                                                             Year ending November 30,
                                                               -------------------------------------------------------------
                                                                                         Budgeted
                                                               -------------------------------------------------------------
                                                                  2000         2001        2002       2003        2004
                                                               -------------------------------------------------------------
New acquisition goodwill

2001 Acquired Sales                                                              $  0.9     $  1.5      $  1.5      $  1.5
2002 Acquired Sales                                                                            0.9         1.5         1.5
2003 Acquired Sales                                                                                        0.9         1.5
2004 Acquired Sales                                                                                                    0.9
                                                               -------------------------------------------------------------
     Annual amortization                                            $  0.0       $  0.9     $  2.4      $  3.9      $  4.5

                                                     Purchase
                                                     Price by                        Prototype Year
                                                                ------------------------------------------------------------
Quarterly breakdown of new acquisition goodwill      Quarter        Q1           Q2         Q3          Q4        Annual
                                                     -------        --           --         --          --        ------
1st Quarter Acquisitions                                 $11.3      $  0.1       $  0.1     $  0.1      $  0.1      $  0.4
2nd Quarter Acquisitions                                  11.3                      0.1        0.1         0.1         0.3
3rd Quarter Acquisitions                                  11.3                                 0.1         0.1         0.2
4th Quarter Acquisitions                                  11.3                                             0.1         0.1
                                                     -----------------------------------------------------------------------
     Total amortization                                  $45.0      $  0.1       $  0.2     $  0.3      $  0.4      $  0.9

Purchase price as a % of revenue                          75.0%       75.0%        75.0%      75.0%       75.0%       75.0%

--------------------------------------------------------------------------------------------------------------- Projection 2

--------------------------------------------------------------------------------------------------------------------------------
Carey International, Inc.                                              12% Internal Growth Rate, $60.0 Million Acquired Revenue
Identified Acquisition
Adjustments

     -----------------------------------------
     Consideration for Identified Acquisitions
     Cash                               $0.0
     Stock                               0.0                            Actual                                        Pro Forma
                                        ------
     Total                              $0.0                          11/30/1999               Adjustments            11/30/1999
     -----------------------------------------                        ----------               -----------            ----------
ASSETS                                                                 $   8.6                                         $   8.6
Cash and cash equivalents                                                 32.4                                            32.4
Accounts receivable, net of allowances                                     1.7                                             1.7
Other receivables                                                          1.6                                             1.6
                                                                       -------                                         -------
Prepaid expenses and other                                                44.4                                            44.4
     Total current assets

Property and equipment, net                                               27.4                $    0.0                    27.4
Existing intangibles, net                                                 94.5                     0.0                    94.5
New acquired goodwill                                                      0.0                                             0.0
Deferred income taxes and other                                            2.8                     0.0                     2.8
Notes receivable                                                           9.1                                             9.1
                                                                                              --------
Total Assets                                                           $ 178.1                $    0.0                 $ 178.1
                                                                       =======                                         =======

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable                                                       $  27.9                                         $  27.9
Other current liabilities                                                  0.0                                             0.0
                                                                       -------                                         -------
     Total current liabilities                                            27.9                                            27.9

Term debt                                                                 25.1                $    0.0                    25.1
Capital leases                                                             1.4                                             1.4
Deferred liabilities                                                       4.0                                             4.0
Deferred revenue                                                          15.2                                            15.2

Shareholders' Equity:
Capital stock                                                              0.1                                             0.1
Additional paid in capital                                                81.5                      0.0                   81.5
Retained earnings                                                         23.0                                            23.0
Foreign currency translation adjustments                                   0.0                                             0.0
                                                                       -------                                        --------
     Total shareholders' equity                                          104.6                                           104.6
                                                                                              ---------
Total Liabilities and Shareholders' Equity                             $ 178.1                $     0.0               $  178.1
                                                                       =======                                        ========

Shares Outstanding                                                      10,200                        0                 10,200
--------------------------------------------------------------------------------------------------------------------------------

                                 Page 10 of 10                      Projection 2